Exhibit (10)(k)(l)


                    Assignment Agreement No. 37848
                    Control No.  930905-207


                                     FORM OF ASSIGNMENT AGREEMENT



                         This  Assignment  Agreement  (Agreement) made and
                    entered into this 1st Of November, 1993, is by and among SOUTH JERSEY GAS COMPANY (Assignee), and COLUMBIA
                    GULF TRANSMISSION COMPANY (Transporter).


                                      W I T N E S S E T H:



                          WHEREAS, pursuant  to  a  Release  Notice  complying
                    with Section 14 of the general terms and conditions of Transporter's FERC Gas Tariff, Second Revised, Volume No. I (Tariff) Columbia Gas Transmission released capacity and service rights under its Service Agreement with Transporter or under a prior Assignment Agreement, subject to the requirements of section 14; and

                          WHEREAS, Assignee is to be awarded all or part  of
                    such  capacity  and  service rights in accordance with
                    Section 14 of the Transporter's Tariff.

                          NOW, THEREFORE, in consideration of  the  mutual
                    covenants herein  contained, the parties agree as follows:


                           1.   Assignment.  Transporter hereby assigns to
                           Assignee  the  capacity   and service rights
                           hereinafter specified in Releasor's Agreement under the T-1 Rate Schedule with transporter dated November 1, 1966, having Agreement Number 90500, to the extent described in Appendix A attached hereto and incorporated herein by reference.


                           obligations of Assignee

                                (a)   Assignee shall be responsible for
                                nominating and scheduling with Transporter all service to be rendered by Transporter for the benefit of Assignee under this Agreement.

                                (b) Assignee shall comply with (i) the terms and conditions of Transporter's FTS-1 Rate Schedule, (ii) Appendix A attached hereto, and
                                (iii)  the General Terms and Conditions of
                                Transporter's Tariff, under which Assignee shall be deemed to be a "Shipper".

                                (c)   Assignee shall pay Transporter a
                                reservation charge  equal  to the maximum
                                reservation  charge  for  service  under
                                Transporter's  FTS-1   Rate Schedule  per
                                Dth/day  per  month,  plus  any  demand
                                surcharges, and (ii) all commodity charges, plus any commodity surcharges, and (iii) any penalties or imbalance correction costs associated with the capacity and service rights




                    Assignment Agreement No. 37848
                    Control No.  930905-207


                                            FORM OF ASSIGNMENT AGREEMENT
(Cont'd)

                         Assigned under this agreement, as set forth in
                    Transporter's currently-effective assigned under this Ag s may be adjusted from time to time upon approval Tariff, as any of these charge Commission may be adjusted from time to time upon approval of the Federal Energy Regulator


                            3. Obligations of Transporter. Transporter shall provide service to Assignee and shall bill Releasor and Assignee in accordance with (i) the assigned Service Agreement or Assignment Agreement described in Section I above, (ii) Transporter's FTS-1 Rate Schedule, (iii) Appendix A attached hereto, and (iv) the General Terms and Conditions of Transporter's Tariff.

                            4. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until Releasor permanently assigns to Assignee the capacity on Transporter described herein in accordance with Releasor's Order No. 636 restructuring proposal as approved by the Federal Energy Regulatory Commission in Docket No. RS92-5-000, et al, or upon the further order of the Commission.

                            5.  Releasor's Recall Rights      N/A

                            6. Notices. Notices given under this Agreement shall be provided in accordance with Section 29 of the General Terms and Conditions of Transporter's Tariff as follows:

                            If to Transporter:     Columbia Gulf Transmission
                                                   Company
                                                   P. 0. Box 1273
                                                   Charleston, West Virginia
25325-1273                                         ATTN:  Transportation &
Exchange

                            If to Assignee:        South Jersey Gas Company
                                                   One South Jersey Plaza
                                                   Route 54
                                                   Folsom, NJ  08037
                                                   ATTN: Mr. William C. Binghan


                            7. Successors and Assigns. Consistent with Section 14 of the General Terms and Conditions of Transporter's Tariff, this Agreement shall be binding upon, and shall insure to the benefit of, the parties hereto and their respective successors and their respective successors and assigns; provided that if this Agreement is subject to recall rights as set forth in Section 5 above, the capacity and service rights assigned herein shall not vary the recall provisions contained in the original assignment.

                            8. Other Provisions. All applicable provisions of Transporter's Tariff are incorporated herein and made a part hereof by reference.


                            Revision No.  N/A
                            Control No.  930905-207

                            Appendix A to Service Agreement No.
                            Under Rate Schedule FTS-1 Between Columbia Gulf Transmission Company and South Jersey Gas Company (Shipper)



                                 The Master List of Interconnects (MLI) as
                            defined in Section 1 of the General Terms and Conditions is incorporated herein by reference of or purposes of listing valid secondary interruptible receipt points and delivery points.



                            CANCELLATION OF PREVIOUS APPENDIX A

                                 Service changes pursuant to this Appendix A
                            shall become effective as of November 1, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective NA, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


                            COLUMBIA GULF TRANSMISSION COMPANY



                            By

                            Title:  Vice President

                            Date    12-01-93


                            SOUTH JERSEY GAS COMPANY

                            By    William C. Bingham
                            Title:    Sr. Vice President, Gas Supply

                            Date   October 22, 1993



                            Revision No. N/A
                            Control No. 930905-207

                            Appendix A to Service Agreement No. Under Rate Schedule F-TS-1
                            Between (Transporter) Columbia Gulf Transmission Company (Shipper) and South Jersey Gas Company


                            Transportation Demand 35,692 Dth/day



                            Primary Receipt Points


                            Measuring        Maximum Daily     Measuring
                            Point No.       Quantity DT/day    Point Name

                            2700010              35,692       CGT-Rayne 1/



                            Primary Delivery Point


                            Measuring        Maximum Daily     Measuring
                            Point No.       Quantity DT/day    Point Name

                              801               35,692          Leach 1/



                        1.  The Transportation  Demand  and  the  firm capacity
                        rights  will   fluctuate seasonally for  this measuring
                        point. During the winter season (11-01 through 3-31) the Transportation Demand rights will be 35,692 DT/day and during the summer season (04-01 through 10-31) the Transportation Demand will be 32,844 Dth/d.

                        No.     Assignment Agreement
                        Control No.  930905-207


                                            FORM OF ASSIGNMENT AGREEMENT
(Cont'd)

                           9. Applicable Law. Thi s Ag reement shall be construed and interpreted under the laws of the State of Texas.



                        COLUMBIA GULF TRANSMISSION COMPANY



                        By:

                        Name:

                        Title:  Vice President

                        Date:   12-01-93



                        SOUTH JERSEY GAS COMPANY



                        By:

                        Name:    William C. Bingham, Jr.

                        Title:   Sr. Vice President,    Gas Supply

                        Date:    October 22, 1993




                        Note:  Appendix A    attached hereto and incorporated
                        herein by  reference,  shall be Transporters   form of
                        Appendix A set forth  in Transporter's  Tariff
                        pertaining to Transporter's    Rate  Schedule  under
                        which  the service   assigned   in   this Assignment
                        Agreement is released , by Transporter, completed to describe the capacity and service rights assigned to Assignee under this Assignment Agreement.